                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 23, 2003


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



Ohio                                1-15885                  34-1919973
State or Other Juris-               (Commission              (IRS Employer
Diction of Incorporation)           File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio           44110
(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code: (216) 486-4200

Item 12.  Results of Operations and Financial Condiitions
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          On October 23, 2003, Brush Engineered Materials Inc. issued a press release announcing its third quarter 2003 results. The press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BRUSH ENGINEERED MATERIALS INC.



Date: October 23, 2003                   By: /s/Michael C. Hasychak
                                         Vice President, Secretary and Treasurer